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                                                                    EXHIBIT 10.9

                              ALLIANCE AGREEMENT


This alliance Agreement ("Agreement") is entered into effective as of December
                          ---------
9, 1998 (the "Effective Date"), between Oregon Medical Association ("OMA") with
              --------------                                         ---
its principal offices at 5210 S.W. Corbett Avenue, Portland, OR 97201 and Pointshare Corporation ("Pointshare"), with its principal offices at 1300 114th
                         ----------
Avenue SE, Suite 100, Bellevue, Washington 98004.

1.   RECITALS.

a)   Pointshare provides online services for the healthcare industry.

b) The OMA promotes and has contracts with Peregrin Medical Review, Inc. ("Peregrin") for the operation of an electronic network in Oregon commonly
       --------
     known as OMEN (the "Existing Network") and is engaged in offering
                         ----------------
     innovative and cost-saving programs to physicians whose principal place of business is in Oregon (hereinafter referred to as "Oregon Physicians").
                                                        -----------------

c) Concurrently with the execution of this Agreement, with the consent of the OMA, (as represented by that certain Termination Agreement, the form of which is attached as Attachment E), Pointshare is acquiring all of the assets and business of Peregrin and desires to amend and restate Peregrin's relationship with the OMA under that certain agreement dated November 1, 1997 between the OMA and Peregrin (the "Peregrin/OMA Agreement") as set
                                             ----------------------
     forth in this Agreement.

d) The parties desire to set forth the terms and conditions under which the OMA will transfer operation of the Existing Network to Pointshare and the OMA and Pointshare will cooperate in the marketing of the Pointshare Services (as defined below) in the State of Oregon.

In consideration of the foregoing and the agreements contained herein, the parties agree as follows:

2.   DEFINITIONS.

a)   "Confidential Information" of a party shall mean any information disclosed
      ------------------------
     by that party to the other party pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party.

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b)   "Existing Network" shall mean the electronic network currently operated by
      ----------------
     Peregrin under the Peregrin/OMA Agreement which shall be transferred to and become part of Pointshare's Services under this Agreement.

c)   "Pointshare Services" shall mean Pointshare services provided to Physician
      -------------------
     Subscribers pursuant to individual agreements between Pointshare and each Physician Subscriber. Such Services will include those referenced in Attachment C and such future services as the OMA and Pointshare may mutually agree to offer to Physician Subscribers or groups of Physician Subscribers.

d)   "Proprietary Rights" shall mean all rights in the Pointshare Services,
      ------------------
     and OMA/OMEN and Pointshare's Confidential Information, including, but not limited to, patents, copyrights, authors' rights, trademarks, trade names, know-how and trade secrets, irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition or trade secret laws.

e)   "Physician Subscriber" shall mean all Oregon Physicians who directly,
      --------------------
     or who have been included in a group or institution which enters into an agreement with Pointshare to receive Pointshare Services.

3. TERMINATION OF PEREGRIN/OMA AGREEMENT. By a separate agreement between Peregrin, the OMA and Pointshare (the form of which is attached as Attachment E), the Peregrin/OMA Agreement is hereby terminated and of no further force and effect. The OMA represents that there is no other agreement in effect between the OMA and Peregrin, or any other parties, either oral or written, relating to the Existing Network not previously disclosed to Pointshare. Pointshare represents that it will pay directly to the OMA (and withhold from Peregrin) the unpaid account owed the OMA by Peregrin as described in Attachment E.

4. TRANSFER OF EXISTING NETWORK. The OMA hereby transfers to Pointshare, any remaining rights that it may have to own and operate the Existing Network, including but not limited to circuits, software, content, hardware and existing Physician Subscribers and payer clients; provided, however that the OMA will retain ownership of existing OMA Equipment referenced in Paragraph 10. The OMA commits to facilitate the assignment of relationships and agreements by payers and Providers currently participating on the Existing Network.

5.   POINTSHARE'S RIGHTS AND RESPONSIBILITIES.

a)   Pointshare Services. Pointshare will provide the Pointshare Services to
     -------------------
     Physician Subscribers in a timely and professional manner pursuant to individual agreements between Pointshare and each of the Physician Subscribers.

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b)   Program Resources.  Pointshare will assign and manage sufficient staff
     -----------------
     in at least one Oregon office as necessary to deliver the Pointshare Services in Oregon.

c)   OMA Recognition.  In its promotional materials, Pointshare shall have
     ---------------
     the right to refer to the OMA as "Official Sponsor" of the Pointshare Services in Oregon and will publicly recognize the Oregon Medical Association as a value-added sponsor of Pointshare Services. Additionally, Pointshare will prominently display OMA's logo and name on supplemental marketing literature directed to potential Physician Subscribers; provided, however, that OMA shall have the right to reasonable and timely opportunity to review and to approve or disapprove in writing all such marketing materials and advertising before use and implementation (such approval not to be unreasonably withheld). If OMA fails to respond to Pointshare within ten (10) business days after receiving marketing materials for approval, OMA shall be deemed to have approved such materials.

6.   OMA RIGHTS AND RESPONSIBILITIES.

a)   Sponsorship and Promotion.  OMA will sponsor and promote Pointshare's
     -------------------------
     services to Oregon Physicians and their community health partners such as payers, reference labs, pharmacies, home health, imaging centers, hospitals, and their respective state organizations. Promotional activities to physicians will be as mutually agreed to and include providing newsworthy reports in the OMA monthly newsletter, promoting on the OMA web site, facilitating positioning for Pointshare in quarterly promotional inserts and at OMA meetings where exhibit space is available, and direct mail correspondences, all of which shall be at Pointshare's expense. Sponsorship activities to community health partners will include telephone calls and some fact-to-face meetings. The OMA shall without additional charge include newsworthy reports in the OMA newsletter and promotional materials on the OMA web site. Pointshare shall fund OMA meeting exhibitor expenses, direct mail correspondences, and the production and cost of mailing promotional materials inserted with quarterly correspondences. The OMA reserves the right not to sponsor products, services or discounted offerings under Purchase Point (Attachment C).

b)   Exclusivity.  Except for the agreements entered into prior to the
     -----------
     Effective Date and identified on Attachment B, relating to goods and services under which the OMA already endorses and sponsors, the OMA represents and warrants that the OMA has not entered into, and the OMA agrees that it will not enter into during the term of this Agreement, any agreement or arrangement with any third party concerning the offering, sponsoring, or promoting of on-line network services or products that are competitive with the Pointshare Services listed on Attachment C.

c)   OMA Assistance and Cooperation in Providing Information.
     -------------------------------------------------------

     i. At the request of Pointshare, and upon reasonable notice, representatives from the

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          OMA will attend Network steering committee meetings and meetings with prospective participants (such as insurance companies, laboratories, pharmacies, etc.);

     ii. The OMA will provide Pointshare with all periodic updates of its Physician Directory data for the purpose of use within on-line Services set forth in Attachment C and sales activities, which information is understood to be confidential information.

d)   Advisory Board Participation.  During the term of this Agreement, a
     ----------------------------
     mutually agreed representative from the OMA will serve on Pointshare's Oregon Online Healthcare Services Advisory Board, and the OMA will use reasonable efforts to support and contribute to such advisory board. It is estimated that the time commitment shall be no more than 20 hours a year.

e)   OMA Use of OMEN\Pointshare.  While this Agreement is in effect the OMA
     --------------------------
     shall, without change, have the right to access the Service for the purpose of review and providing feedback to Pointshare. Such access shall be through the OMA's existing 56 KBPS frame connection, at OMA's expense. Any increase in access bandwidth or usage shall be mutually agreed to by both parties, and any additional costs for increased bandwidth or usage will be the responsibility of the OMA.

7.   SPONSORSHIP REIMBURSEMENTS.

a)   Reimbursement to OMA for Sponsorship Activities.  During the term of
     -----------------------------------------------
     this Agreement, Pointshare will reimburse the OMA for sponsorship activities on a quarterly basis, based on the cumulative number of Physician Subscribers at the end of each calendar month, as set forth on Attachment A.

b)   Sponsorship Reimbursements. Pointshare shall remit to OMA all sponsorship
     --------------------------
     reimbursements accrued from the previous calendar quarter along with a report detailing the sponsorship reimbursements and Physician Subscribers for such quarter within 30 days following the end of the previous calendar quarter.

c)   Audit Right.  To verify the accuracy of sponsorship reimbursement due
     -----------
     under Section 7.a), Pointshare shall keep accurate books and records reflecting the names and numbers of Physician Subscribers as defined in 2.e) above. Pointshare shall permit an independent certified public accountant selected by the OMA to inspect such records at all reasonable times upon 48 hours' prior written notice at OMA's expense. Pointshare shall pay the accountant fees if the inspection reveals an underpayment of reimbursements of more than ten percent (10%) in any quarterly reporting period. Upon termination of this agreement, the OMA will have 90 days to conduct a final audit.

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8.   TERM AND TERMINATION.

a)   Agreement Term.  The term of this Agreement will commence on the
     --------------
     Effective Date and continue for a period of five (5) years (the "Initial Term") and thereafter shall automatically renew annually unless terminated by either party upon ninety (90) days written notice to the other party prior to and effective on the expiration of the current term.

b)   Termination.  Either party may terminate this Agreement prior to expiration
     -----------
     of the term: (a) if either party fails to perform any of its material obligations under this Agreement and such failure remains uncured for ninety (90) days (or in the case of failure to make a required payment, twenty (20) days) after receipt of written notice of default from the other party; or (b) if either party ceases to conduct business, becomes or is declared insolvent or bankrupt, files a petition in bankruptcy, is the subject of any proceeding relating to its bankruptcy, liquidation or insolvency which is not dismissed within thirty (30) days, appoints a receiver or liquidator of any of its properties or assets or makes an assignment for the benefit of its creditors.

c) OMA recognizes that maintaining OMEN participation by health plans ("Plans") as well as increasing the number of those Plans participating are important elements in the continued success of the network. Pointshare recognizes that while the OMA plays a key role in this process, OMA can neither assure continued participation nor cause other Plans to participate. However, OMA will use its best efforts to educate presently participating Plans to the enhancements and benefits of transition of the OMEN network to Pointshare's stewardship. OMA will further use its best efforts to attract the interest of other Plans and will assist Pointshare in identifying and arranging meetings with Plan principals so Pointshare can make its case for participation. In the event a Plan signals its intent to withdraw from participation, OMA will use its best efforts to discourage withdrawal.

d)   Effect of Termination.  Upon termination of this Agreement, all of
     ---------------------
     Pointshare's service obligations (including Pointshare Services) to OMA and OMA's sponsorship of Pointshare Services (including any further right to receive sponsorship reimbursements) shall terminate. Except as otherwise provided in this Agreement, within thirty (30) days after termination, each party will pay all fees and other charges due to the other party under this Agreement and will destroy or return to the other party all full or partial copies of the other party's Confidential Information and unused promotional materials in its possession or control.

e)   Limitation of Liability.  In the event of termination by either party in
     -----------------------
     accordance with any of the provisions of this Agreement, neither party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of either party. Termination shall not, however, relieve either party of any obligations incurred prior

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     to the termination, including, without limitation, the obligation of either party to pay to the other party the amounts owed as set forth in Section 4 arising prior to such termination.

f)   Survival of Certain Terms.  The provisions of Section 2, 7c, 8, 9, 10, 12,
     -------------------------
     13 and 14 of this Agreement, and all payment obligations accrued during the term of this Agreement, shall survive the expiration or termination of This Agreement for any reason provided that provisions of Section 7c shall survive for only ninety (90) days following termination. All other rights and obligations of the parties shall cease upon termination of this Agreement.

g)   Return of Property Other than Confidential Information.  Upon termination,
     ------------------------------------------------------
     Pointshare shall, within 10 days, return to the OMA the hardware and software (including upgrades) and other property transferred by Peregrin and the OMA through this Agreement as set forth in Attachment D.

9.   OPTION TO BUY-OUT AGREEMENT.  At any time following after six (6) months
     ----------------------------
     but before twenty four (24) months of this Agreement, Pointshare may elect to buy-out its remaining rights and obligations under this Agreement from OMA, by paying a one-time cash payment of [* * *] to OMA (the "Buy-Out
                                                                    -------
     Amount").  Upon payment of the Buy-Out Amount, (i) further obligations of
     ------
     the OMA in this Agreement will include Sections 6 a), b), c), d) and e) for the duration of the initial term of this Agreement and (ii) Pointshare will have no obligation to pay any further sponsorship reimbursements to OMA pursuant to Section 7. Such a buy-out shall act as a termination of this Agreement.

10.  OWNERSHIP OF INTELLECTUAL PROPERTY AND EQUIPMENT.

a)   Ownership of Works.  Except as stated below, the patents, copyrights, trade
     ------------------
     secrets and other intellectual property rights (the "IP Rights") in any and
                                                          ---------
     all tangible or intangible works and materials developed by Pointshare in connection with the Pointshare Services including but not limited to systems, solutions, processes, formulae, designs, inventions, algorithms, computer source and/or object code (the "Works") will be owned by and the
                                              -----
     property of Pointshare ("Pointshare Intellectual Property").  The IP Rights
                              --------------------------------
     in any and all content provided by OMA in connection with Pointshare Services will be owned by and the property of OMA ("OMA Intellectual
                                                         ----------------
     Property").  With respect to any Web development services provided by
     --------
     Pointshare to OMA under this Agreement, OMA will own the IP Rights in any graphics, text, images, music and other material of the Web Site which is visible to WWW browsers and any software, other than Developer Tools (as defined below), developed to implement the Web Site. Pointshare will own the IP Rights in any software tools or design templates of general application, which are used to develop the Web Site (the "Developer
                                                               ---------
     Tools").
     -----

b)   Pointshare Software and Third Party Software.  Title, ownership and
     --------------------------------------------
     intellectual property rights in and to the software, including third party software, all associated documentation and any enhancements and updates to such software, provided by Pointshare in connection

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     with the Pointshare Services (the "Pointshare Software") will remain in
                                        -------------------
     Pointshare, its suppliers, and/or such other third party.

c)   Equipment.  OMA will own all right, title and interest in the hardware and
     ---------
     equipment owned by the OMA on the Effective Date ("OMA Equipment") as set
                                                        -------------
     forth in Attachment d. Pointshare may use the OMA Equipment during the term of this Agreement to provide the Pointshare Services to Physician Subscribers but will return all OMA Equipment to the OMA upon cessation of use or termination of this Agreement.

11. TRADEMARK LICENSE. Subject to the terms and conditions of this Agreement and the terms and conditions of the OMA Agreement with Ohio State University, the OMA hereby grants to Pointshare a nonexclusive, non-transferable right and license to use the trademark "OMEN", the Existing Network's domain name ("OMEN.org") and the OMEN logo for purposes related
                             --------
     to this Agreement.

12.  NONDISCLOSURE.

     Neither party shall, without first obtaining the written consent of the other party, disclose the terms and conditions of this Agreement, except as may be required to implement and enforce the terms of this Agreement, or as may be required by legal procedures or by law. Neither party shall disclose to any third party, or use for any purposes other than those set forth in this Agreement, for a period of five (5) years beyond the term of the Agreement, any technical information and any customer lists, business or marketing plans, or non-public information provided to the other party and identified as confidential or proprietary by the other party ("Confidential Information"). No other information exchanged between the parties will be deemed confidential unless the parties otherwise agree in writing. The foregoing restrictions will not apply to information that:
     (i) is known to the party at the time it receives Confidential Information;
     (ii) has become publicly known through no wrongful act of the party; (iii) has been rightfully received by the party from a third party authorized to make such communication without restriction; (iv) has been approved for release by written authorization of the party; or (v) is required by law to be disclosed; provided, however, that the party takes all reasonable actions to maintain the confidential nature of all confidential Information.

13.  REPRESENTATIONS, WARRANTIES, INDEMNIFICATION, LIMITATION OF LIABILITY.

a)   Representation.  Each party hereto represents and warrants to the other
     --------------
     that it has the full power and legal right and authority to execute, deliver and perform this Agreement and that this Agreement does not conflict with any other agreement by which such party is bound, that has not been disclosed to the other party.

b)   WARRANTIES.  NEITHER PARTY MAKES ANY REPRESENTATIONS OR
     ----------

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     WARRANTIES OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT. BOTH
     PARTIES EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

c)   Limitation of Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY
     -----------------------
     INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL, RELIANCE OR COVER DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  GENERAL PROVISIONS.

a)   Dispute Resolution.  If any dispute, controversy, or claim arises out of
     ------------------
     this Agreement, or if either party alleges breach by the other ("Dispute"), both parties will participate in a mediation conducted by a recognized neutral third-party professional mediation service and selected by both parties. The cost of the mediation service will be borne equally by the parties. Both parties agree to negotiate in good faith a resolution through such mediation for at least 30 days prior to commencing any legal action. If any legal action following the unsuccessful mediation of the dispute is instituted, the prevailing party will be entitled to reasonable attorney's fees.

b)   Survival.  All provisions of this Agreement relating to confidentiality,
     --------
     nondisclosure, limitation of liability, warranty disclaimer and indemnification will survive the termination of this Agreement. This Agreement shall be binding on the parties' successors and assigns, but shall not be assigned without the prior written consent of the other party including a sale of all or substantially all of a party's assets or business which consent shall not be unreasonably withheld.

c)   Amendments and Waivers.  Any term of this Agreement may be amended or
     ----------------------
     waived only with the written consent of the parties or their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this Section 15(a) shall be binding upon the parties and their respective successors and assigns.

d) Force Majeure. In no event will either party be liable to each other for any delay or failure to perform under this Agreement to the extent such failure or delay encountered by either party is caused by a natural disaster, an act of war or similar circumstance.

e)   Governing Law.  This Agreement is governed by and construed in accordance
     -------------
     with the laws of the State of Oregon and all disputes arising under this Agreement will be heard in the state courts of Oregon in the County of Multnomah.

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f)   Independent Contractor Relationship.  This Agreement does not create a
     -----------------------------------
     joint venture or partnership between the parties. Pointshare is an independent contractor.

g)   Invalidity.  If a court holds any provision of this Agreement to be invalid
     ----------
     or unenforceable, the other provisions of this Agreement will remain in effect.

h)   Entire Agreement.  This Agreement constitutes the entire agreement of the
     ----------------
     parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

15.  NOTICES.

     All notices or other communications required or permitted under this Agreement shall be in writing and deemed received upon receipt. All such communications shall be to a party at its address set forth below or such other address as indicated by at least ten (10) days prior written notice.

     Pointshare:                             Oregon Medical Association
     ----------                              --------------------------

     Pointshare Corporation                  Oregon Medical Association
     1300-114th Avenue SE, Suite 100         5210 SW Corbett Avenue
     Bellevue, WA 98004                      Portland, OR 97201
     Attn:  CEO                              Attn:  Executive Director

16.  ATTACHMENTS AND EXHIBITS

     The following Attachments are incorporated herein by reference:

     Attachment A:  Sponsorship Reimbursement Schedule
     Attachment B:  OMA Existing Sponsorship Agreements
     Attachment C:  Pointshare Services
     Attachment D:  OMA Equipment
     Attachment E: OMA/Peregrin Termination Agreement

This Agreement and the Attachments, upon your written acceptance, are the binding agreement between us with respect to the Existing Network and OMA's Sponsorship and constitute the entire agreement between us on this subject matter and supersede any prior discussions or agreements. This Agreement may be changed only by mutual agreement of the parties in writing. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.

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Pointshare Corporation              Oregon Medical Association

Signature: /s/                      Signature: /s/
Name:                               Name:
Title:                              Title:
Date:                               Date:


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                                  ATTACHMENT A
                                  ------------

                      SPONSORSHIP REIMBURSEMENT SCHEDULE*


    ------------------------------------------------------------------------
             Physician Subscribers                    Monthly Sponsorship
                                                      Reimbursement* For
                                                         Each Physician
                                                         Subscriber
    ------------------------------------------------------------------------
     When there are 1-500 Physician Subscribers,         $[***] for each
                   reimbursement is:
    ------------------------------------------------------------------------
     When there are 501-1,000 Physician Subscribers,     $[***] for each
          reimbursement increases for all to:
    ------------------------------------------------------------------------
         When there are 1,001-1,500 Physician            $[***] for each
     Subscribers, reimbursement increases for all to:
    ------------------------------------------------------------------------
         When there are 1,501-2,000 Physician            $[***] for each
     Subscribers, reimbursement increases for all to:
    ------------------------------------------------------------------------
         When there are 2,001-2,500 Physician            $[***] for each
     Subscribers, reimbursement increases for all to
    ------------------------------------------------------------------------
         When there are 2,501 or more Physician          $[***] for each
     Subscribers, reimbursement increases for all to:

    ------------------------------------------------------------------------

     *Monthly sponsorship reimbursements paid to OMA shall be calculated on the number of Physician Subscribers as of the last day of each calendar month. Thus, if on the last day of a given month 2,500 Physician Subscribers participated, then $[***] in reimbursements would be paid for that month. If on the last day of the next month Physician Subscriber participation increased to 2510, then $[***] would be paid for that month.

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                                  ATTACHMENT B
                                  ------------

                      OMA EXISTING SPONSORSHIP AGREEMENTS

1.  CNA  INSURANCE - Professional Liability Insurance coverage.
2.  Kerr Cruikshank Agency - Life, Disability, Group Health Insurance.
3.  Liberty Mutual Insurance Company - Group Workers' Comp insurance.
4.  Quick Collect - Account collection services
5.  Affinity Fund  - Discounted long distance services
6.  Enterprise - Discounted car rental services
7. Entertainment Oregon - Coupon books for restaurants, lodging and entertainment.
8.  LL Publications - Publishers of OMA's membership roster
9. OMA Magazine Plan - A Glen Cove, NY company providing discounted subscriptions.
10. OMA Management Service - Printing and mailing services.

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                                  ATTACHMENT C
                                  ------------

                              POINTSHARE SERVICES

 .    AccessPoint - Dial-up or high-speed digital access to e-mail, participating
     -----------
     medical community intranet sites, the Internet, 3rd party premium services, and other Pointshare online services.

 .    CheckPoint Eligibility - Web-based, online patient eligibility information
     ----------------------
     derived from a number of participating private and government health plans.

 .    ReferralPoint - Web-based, online workflow service to manage the referral
     -------------
     process including: referral creation, transmission, authorizations (by participating health plans), receipt of consultative reports, and progress tracking between providers.

 .    ContactPoint - Web-based, interactive healthcare directly of physicians,
     ------------
     ancillary healthcare providers, professional service providers and suppliers.

 .    Clinical Messaging - Clinical information exchange between physician
     ------------------
     subscribers and participating hospitals, reference laboratories, and diagnostic imaging services.

 .    InfoPoint - Organized and relevant collection of links to medical
     ---------
     reference, educational, and news sites on the World Wide Web.

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                                  ATTACHMENT D
                                  ------------

                                 OMA EQUIPMENT

See attached list entitled, "LIST OF HARDWARE" which is pages 8 and 9 of the Network Operation Agreement between Peregrin Medical Review and Oregon Medical Association dated November 1, 1977.

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                                  ATTACHMENT E
                                  ------------

                             TERMINATION AGREEMENT


Date:     December 9, 1998

Parties:  Oregon Medical Association (OMA)

          Peregrin Medical Review, Inc. (Peregrin)

          Pointshare Corporation (Pointshare)



     WHEREAS, the OMA and Peregrin previously entered into an agreement of April 5, 1995 and a Memorandum of Understanding of November 10, 1997; and

     WHEREAS, Peregrin desires to transfer its OMA/OMEN(TM) relationship and assets to Pointshare; and

     WHEREAS, the OMA is agreeable to such a transfer subject to the execution of this Agreement.

     NOW, THEREFORE, it is agree that:

     1. The OMA/Peregrin previous contractual arrangements are terminated upon execution of an agreement between Pointshare and OMA.

     2. The OMA and Peregrin agree that the winding up of their affairs is necessary and in that regard, Peregrin agrees to account for and pay all royalties accrued through the effective date of this termination.

     3. Peregrin further agrees to pay telephone charges of U.S. West for Circuit Nos. 503-D07-7426-426, 503-D08-7678-678, and 541-D08-7261-261 through
November 4, 1998 and any accruing charges through the effective date of the termination. The present charges accrued through November 4, 1998 to the knowledge of the OMA, are $5,448.61. Peregrin further agrees to pay charges for GTE Circuit No. CLS72.QGEA.02964. The OMA believes that the charges accrued as of October 13, 1998 are $815.83.

     4. In consideration of the OMA's consent to the transfer of assets and the OMEN(TM) Network from Peregrin to Pointshare, Peregrin agrees to hold harmless the OMA from any liability, including costs of defense that the OMA may incur arising out of or relating to

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Peregrin's operation and use of the OMEN(TM) Network through the effective date of the termination of their relationship.

     5. The OMA consents to and authorizes the transfer by Peregrin to Pointshare of the hardware, software and OMEN Project to Pointshare Corporation.


     6. The effective date of the termination of this Agreement shall be the 9th day of December, 1998.


OREGON MEDICAL ASSOCIATION               PEREGRIN MEDICAL REVIEW, INC.


    /s/ Robert Dernedde                      /s/ Samuel H. Bosch
By:__________________________            By:___________________________
   Robert Dernedde                                Samuel H. Bosch
   Executive Director

Dated: 12-3-98                           Dated: 12-9-98



POINTSHARE CORPORATION


    /s/ Timothy Kilgallon
By:______________________________
   Timothy J. Kilgallon
   President and CEO


Dated: 12-8-98

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